ESCROW AGREEMENT #001-2024 – MP LAW & TRUST & TTEL & DIGERATI TECHNOLOGIES

This ESCROW AGREEMENT is made and entered by and between **Mr. TIMOTHY MARK FOSS,** a United States citizen, holder of the Costa Rican residency card number 184001360215 acting as legal representative of **TTEL, LLC,** a company incorporated under the laws of the United States of America, with tax identification number 27-4549519 and the identification number from the State of Florida L10000110900 hereinafter referred together as the ***DEPOSITANTE*** and as the **PURCHASER, Mr. ARTHUR L. SMITH**, a United States citizen, bearer of the American passport number 505890746, acting as a CEO and legal representative of **DIGERATI TECHNOLOGIES, INC.**, a corporation duly incorporated in the State of Nevada, United States of America, bearer of the tax ID number 74-2849995 hereinafter referred to as the **SELLER, (PURCHASER** and **SELLER** are also referred as the **PARTIES),** and **MANUEL PORRAS LAW & TRUST, PLLC**, a Professional Limited Liability Company registered in the State of Florida, represented by Mr. **MANUEL PORRAS**, who is an attorney admitted to practice law by the *Colegio de Abogados de Costa Rica*, bearer of the Costa Rican attorney license # 16225 and certified by the Florida Bar of Attorneys as Foreign Legal Consultant, Not Admitted to Practice Florida Law[1], to provide the services described herein, hereinafter referred to as ***DEPOSITARIO*** or **ESCROW AGENT.**

1) The **PURCHASER** is purchasing from the **SELLER** all the quotas, hereinafter referred to as the **THE QUOTAS,** that the **SELLER** owns in the Costa Rican company named **ITELLUM COMUNICACIONES COSTA RICA, SOCIEDAD DE RESPONSABILIDAD LIMITADA**, bearer of the corporate identification number 3-102-692877, a company existing and organized under the laws of the Republic of Costa Rica, incorporated before the Public Registry of Costa Rica under the book 2015, entry 44743, hereinafter referred to as the **COMPANY.** The purchase price for the **QUOTAS** is **ONE HUNDRED EIGHTY-FIVE THOUSAND DOLLARS** (USD 185,000.00) currency of the United States of America.

2) The **PURCHASER** and the **SELLER** retain the services of the **ESCROW AGENT** to hold the purchase price funds in escrow, and to disburse the funds according to the instructions indicated in this agreement. The funds will be held in escrow in the following bank account in the United Stated of America under the ESCROW AGENT's custody:

BANK OF AMERICA
Account number: 898146428826
Account beneficiary: Manuel Porras Law & Trust PLLC (IOTA Trust Account)
Beneficiary's address: 66 W Flagler St, Suite 900 Miami, FL 33130Routing number: 063100277
(check and direct deposits)
For wire transfer: 026009593
SWIFT: BOFAUS6S
Bank Address: Bank of America, N.A., 222 Broadway, New York, NY 10038

The **ESCROW AGENT** hereby agrees to act as the depository of the funds hereunder, in accordance to article 521 de Commerce Code of Costa Rica, and to hold and disburse the Funds to the **SELLER** based on the instructions provided in this agreement, specifically in **Exhibit One**.

[1] The ESCROW AGENT discloses to the parties that Mr. MANUEL PORRAS VARGAS is certified by the Florida Bar of Attorneys as Foreign Legal Consultant, Not Admitted to Practice Florida Law. The services rendered by him which are described in this contract are govern by Commerce Code of Costa Rica. No U.S. or Florida Law advise is provided by Mr. MANUEL PORRAS VARGAS to the clients in connection with this contract. This contract involves Costa Rican law practice and advise only.

3) The purchase price funds will be disbursed to the **SELLER** once that **SELLER** has mailed to the **ESCROW AGENT** address at: **3089 NW 26th Ave, Boca Raton, FL 33434** a contract titled **QUOTA PURCHASE AND TRANSFER AGREEMENT OF THE COMPANY ITELLUM COMUNICACIONES COSTA RICA, S.R.L.** duly signed by the **SELLER'S** legal representative. By signing this agreement, the **SELLER** will assigned all the **QUOTAS** that the **SELLER** owns in the **COMPANY** to the **PURCHASER.** Therefore, the **PURCHASER** and the **SELLER** require the service of the **ESCROW AGENT** to receive the purchase price funds from the **PURCHASER** and to hold them in escrow until the **SELLER** has mailed the aforementioned contract duly signed to the **ESCROW AGENT.** Once the contract has been received by the **ESCROW AGENT**, the **ESCROW AGENT** will disbursed the funds as per EXHIBIT ONE to this contract, within 2 business days.

4) The **PURCHASER** and the **SELLER** know and accept that the funds in escrow will not generate any interest payable to them nor to the **ESCROW AGENT** due to the nature of the IOTA Trust Account. Therefore, the parties of this agreement will not receive any interest resulting from the short-term deposit of the funds in the escrow bank account.

5) The **PURCHASER** declares under oath that **THE FUNDS** to be wired to the **ESCROW AGENT** were earned from a legal activity and that by signing this agreement the **PURCHASER** is not violating the laws of any country, especially the laws of the United States of America, Costa Rica or International Law. These manifestations from the **PURCHASER** are essential and have motivated the **ESCROW AGENT** to participate in this contract. The **SELLER** declares under oath that **DIGERATI TECHNOLOGIES, INC.** is not undergoing any type of bankruptcy or insolvency proceedings, nor have any restriction or limitations regarding the disposition of the **QUOTAS** that are being assigned to the **PURCHASER.**

6) In the event any dispute arises with regard to these Escrowed Funds, and/or if **ESCROW AGENT** deems it necessary to do so, **ESCROW AGENT** shall have, and is hereby granted, the right, at its' sole discretion to deposit such funds in the registry of a court having jurisdiction over the disputed matter, and deduct from the deposit **ESCROW AGENT'S** fees and costs, including court costs and attorney fees for the same.

7) The Parties jointly and severally acknowledge and agree that **ESCROW AGENT** shall not be liable for anything that it may do or refrain from doing in connection herewith except its own gross negligence or willful misconduct. The **ESCROW AGENT** is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of any escrow established pursuant to this Agreement, or any documents, instructions or directions received by the **ESCROW AGENT** hereunder; and, the undersigned Parties agree to indemnify protect, defend, save and hold the **ESCROW AGENT** harmless from all losses, costs, damages, liabilities, expenses, and attorneys' fees suffered or incurred by the **ESCROW AGENT** as a result of any and all claims asserted against the **ESCROW AGENT** with respect to any act or omission by the **ESCROW AGENT** taken in good faith in any and all matters covered by this Escrow Agreement in accordance with the instructions or directions set forth herein, except as caused by the **ESCROW AGENT'S** gross negligence or willful misconduct.

8) Escrow agent compensation: The escrow agent will be paid USD 800 for his services. Fifty percent of this fee will be paid by the **PURCHASER** and the other fifty percent will be paid by the **SELLER.**

9) Miscellaneous Provisions.

a. No Oral Modification. This Agreement may not be modified, amended or altered except by an agreement in writing signed by all Parties to the Agreement and acknowledged in writing by **ESCROW AGENT.**

b. Notices. Any notice required or sought to be delivered hereunder shall be deemed delivered to the following address: **ESCROW AGENT**: glcgroup10@gmail.com **PURCHASER**: tim@itellum.com **SELLER:** aestrada@vervecloud.com Escrow information is strictly confidential and can only be disclosed by the parties to governmental authorities when requested by such authorities.

10) COUNTERPARTS: This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed to be an original, and all of which shall be taken to be one and the same instrument with the same effect as if each of the parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signature thereon and may be attached to another counterpart of this Agreement identical in form hereto and having attached to it one or more additional signature pages. Facsimile signature pages and PDF signature pages transmitted by e-mail shall have the same effect as original signature pages for all purposes.

IN WITNESS WHEREOF, the parties have executed this Agreement on May 15th, 2024.

PURCHASER:

____

SELLER:

____

ESCROW AGENT:

____

Manuel Porras Law & Trust PLLC

Manuel Porras

EXHIBIT ONE: AUTHORIZATION TO DISBURSE FUNDS

March 15th, 2024.

Mr. Manuel Porras
Manuel Porras Law & Trust
66 W Flagler St, Suite 900,
Miami, FL 33130

Ref. DISBURSEMENTS - ESCROW AGREEMENT #001-2024 – MP LAW & TRUST & TTEL & DIGERATI TECHNOLOGIES

Dear Mr. Porras,

We are writing this letter in connection with the contract titled **ESCROW AGREEMENT #001-2024 – MP LAW & TRUST & TTEL & DIGERATI TECHNOLOGIES** dated May 15th, 2024, to authorize you to disburse the **FUNDS IN ESCROW ONLY WHEN the SELLER** has mailed the contract titled **QUOTA PURCHASE AND TRANSFER AGREEMENT OF THE COMPANY ITELLUM COMUNICACIONES COSTA RICA, S.R.L.** duly signed by the **SELLER'S** legal representative to you to the following address**: 3089 NW 26th Ave, Boca Raton, FL 33434.** At that moment, the purchase price of ONE HUNDRED EIGHTY-FIVE THOUSAND DOLLARS (USD 185,000.00) shall be disbursed to the Seller, minus escrow fees (USD 400) and minus bank wire fees (USD 45) to the following bank account:

Bank Name: Wells Fargo Bank, N.A.
Bank Address: 4524 Fredericksburg Rd, San Antonio, Texas 78229
Beneficiary: Digerati Technologies, Inc.
Beneficiary Address: 8023 Vantage Dr., Suite 660 San Antonio, Texas 78230
Account Number: 711-8000392
ABA Number: 121 000 248
ACH Routing: 111 900 659

I authorize you to deduct the bank fees from each wire transfer. I release you from any responsibility in connection with these disbursements of funds and for the services provided as an escrow agent for this contract.

BUYER:

Timothy Mark Foss
Legal Representative
TTEL, LLC
Date:
Place:

SELLER:

Arthur L. Smith
Legal Representative
Digerati Technologies, Inc.
Date:
Place:

May 15th, 2024.

Mr. Timothy Mark Foss
TTEL, LLC
Mr. Arthur L. Smith
Digerati Technologies, Inc.

REF. **FOREIGN LEGAL CONSULTANT SERVICE DISCLOSURES TO THE CLIENT**

I am writing this letter to inform you about some limitations in connection with the services that I am entitled to provide as Foreign Legal Consultant, Not Admitted to Practice Law in Florida. The following information is disclosed to you as my firm's client, and shall be taken into consideration before hiring my services as a Foreign Legal Consultant for Costa Rican Law in the State of Florida:

- A client aggrieved by a Foreign Legal Consultant will not have access to the Clients' Security Fund of The Florida Bar.
- Currently, I do not maintain a Professional Liability Insurance in Florida or in the United States.
- I am informing you as my client that as a Certified Foreign Legal Consultant, I may provide legal services in the state of Florida **only when these services**:

(1) are limited to those regarding the laws of the Republic of Costa Rica in which I am admitted to practice as a lawyer, counselor at law, or the equivalent.

(2) do not include any activity or any service constituting the practice of the laws of the United States, the state of Florida, or any other state, commonwealth, or territory of the United States or the District of Columbia including, but not limited to, the restrictions that the Foreign Legal Consultant will not:

(A) appear for another person a lawyer in any court or before any magistrate or other judicial officer or before any federal, state, county, or municipal governmental agency, quasi-judicial, or quasi-governmental authority in the state of Florida, or prepare pleadings or any other papers in any action or proceedings brought in any of these courts, or before any of these judicial officers, except as authorized in any rule of procedure relating to admission pro hac vice, or pursuant to administrative rule;

(B) prepare any deed, mortgage, assignment, discharge, lease, agreement of sale, or any other instrument affecting title to real property located in the United States, or personal property located in the United States, except where the instrument affecting title to such property is governed by the law of a jurisdiction in which the foreign legal consultant is admitted to practice as a lawyer, counselor at law, or the equivalent, which is the Republic of Costa Rica only;

(C) prepare any will or trust instrument affecting the disposition of any property located in the United States and owned by a United States resident nor prepare any instrument relating to the administration of a decedent's estate in the United States.

(D) prepare any instrument regarding the marital relations, rights, or duties of a resident of the United States or the custody or care of the children of a United States resident.

(E) give legal advice on the law of the state of Florida, the United States, or any other state, subdivision, commonwealth, or territory of the United States, or the District of Columbia (whether incident to the preparation of a legal instrument or otherwise); or

(F) provide any legal services without executing a written agreement with the client that specifies that the foreign legal consultant is not admitted to practice law in the state of Florida nor licensed to advise on the laws of the United States or any other state, commonwealth, territory, or the District of Columbia, unless so licensed, and that the practice of the foreign legal consultant is limited to the laws of Costa Rica where the Foreign Legal Consultant is admitted to practice as a lawyer, counselor at law, or the equivalent.

Please do not hesitate to contact me if you have any question or concern.

Respectfully,

Manuel Porras
Manuel Porras Law & Trust, PLLC

Mr. Arthur L. Smith
Digerati Technologies, Inc.

Mr. Timothy Mark Foss
TTEL, LLC

QUOTA PURCHASE AND TRANSFER AGREEMENT OF THE COMPANY

ITELLUM COMUNICACIONES COSTA RICA, S.R.L.

Between us,

I. **Arthur L. Smith**, a United States citizen, of legal age, married, businessman, domiciled in San Antonio, Texas, United States of America, bearer of the American passport number 505890746, acting as a CEO and legal representative on behalf of **DIGERATI TECHNOLOGIES, INC.**, a corporation duly incorporated in the State of Nevada, United States of America, bearer of the tax ID number 74-2849995, acting as **quota holder** of the company **ITELLUM COMUNICACIONES COSTA RICA, SOCIEDAD DE RESPONSABILIDAD LIMITADA,** with corporate identification number three – one hundred and two – six hundred ninety two thousand eight hundred seventy seven, hereinafter referred to in this contract as **THE SELLER**,

II. **TIMOTHY MARK (NAMES) FOSS (SURNAME)**, United States citizen, of legal age, married twice, businessman in private telecommunications, domiciled in San José, Guachipelín de Escazú, holder of the Costa Rican residency card number one eight four zero zero one three six zero two one five and holder of the passport of his country number four eight eight two two three five one one, acting as legal representative of **TTEL, LLC**, a company incorporated under the laws of the United States of America, with tax identification number 27-4549519 and the identification number from the State of Florida L10000110900, hereinafter referred to in this contract as **THE PURCHASER**, and,

III. **TIMOTHY MARK (NAMES) FOSS (SURNAME)**, United States citizen, of legal age, married twice, businessman in private telecommunications, domiciled in San José, Guachipelín de Escazú, holder of the Costa Rican residency card number one eight four zero zero one three six zero two one five and holder of the passport of his country number four eight eight two two three five one one, acting as quota holder of the company **ITELLUM COMUNICACIONES COSTA RICA, SOCIEDAD DE RESPONSABILIDAD LIMITADA**.

We have agreed to execute this Quota Purchase and Transfer Agreement, which will be ruled by the commercial legislation and by the following clauses and stipulations:

CLAUSES

FIRST: The company **ITELLUM COMUNICACIONES COSTA RICA, SOCIEDAD DE RESPONSABILIDAD LIMITADA**, with corporate identification number 3-102-692877, is a company existing and organized under the laws of the Republic of Costa Rica, incorporated before the Legal Entities Registry of the Public Registry, at book 2015, entry 44743, hereinafter referred to in this contract as **THE COMPANY**.

SECOND: The stock capital of **THE COMPANY**, which is in the process of being increased before the National Registry, is currently the sum of **ONE HUNDRED THOUSAND COLONES**, represented by **ONE HUNDRED QUOTAS** or nominative certificates with a value of **ONE HUNDRED COLONES** each. Once the increases are registered, the stock capital will be the sum of **TWO BILLION TWO HUNDRED THIRTY-EIGHT MILLION THREE HUNDRED AND FOURTEEN THOUSAND SIX HUNDRED EXACT**

TF

COLONES, represented by **ONE HUNDRED QUOTAS** or nominative certificates with a value of **TWENTY-TWO MILLION THREE HUNDRED AND EIGHTY-THREE THOUSAND ONE HUNDRED AND FORTY-SIX EXACT COLONES** each.

THIRD: That the legal representative of **THE SELLER** hereby declares under oath that **DIGERATI TECHNOLOGIES, INC.** is currently the owner of **TWELVE QUOTAS** or nominative certificates with a value of **ONE HUNDRED COLONES** each, representing **twelve percent** of the stock capital of the company. Once the increases of the stock capital are registered in the National Registry, **THE SELLER** will be the owner of **EIGHT QUOTAS** or nominative certificates with a value of **TWENTY-TWO MILLION THREE HUNDRED AND EIGHTY-THREE THOUSAND ONE HUNDRED AND FORTY-SIX EXACT COLONES** each, representing **eight percent** of the stock capital of the company.

FOURTH: That **THE SELLER** hereby sells and transfers **ALL** of its **QUOTAS** of **THE COMPANY**, free and clear of all liens, claims and encumbrances to **THE PURCHASER**. The quota holder **TIMOTHY MARK** hereby agrees to this sale and transfer.

FIFTH: As consequence of the authorized quota transfer, **TIMOTHY MARK FOSS**, is the rightful owner, of **TWELVE QUOTAS**, representing **TWELVE PERCENT** of the stock capital of **THE COMPANY**, and **TTELL LLC**, is from now on, the rightful owner of **EIGHTY-EIGHT QUOTAS**, representing **EIGHTY-EIGHT PERCENT** of the stock capital of **THE COMPANY**, as it will be recorded in the Quota Holders' Registry Book of **ITELLUM COMUNICACIONES COSTA RICA, SOCIEDAD DE RESPONSABILIDAD LIMITADA**, once the increases of the capital stock are recorded in the National Registry.

SIXTH: The Purchase Price of the Quotas is the sum of **ONE HUNDRED EIGHTY-FIVE THOUSAND EXACT DOLLARS**, legal currency of the United States of America, payable as follows:

i) **ONE HUNDRED AND EIGHTY-FIVE THOUSAND EXACT DOLLARS** will be deposited in escrow with the company **MANUEL PORRAS LAW & TRUST, PLLC**, duly incorporated in the State of Florida, United States of America, represented by **MANUEL PORRAS,** who is certified as a foreign legal consultant, not authorize to practice Florida law, by the Florida Bar of Attorneys. This company will act as depositary of the funds. Once the Purchase and Transfer Agreement is signed by **THE SELLER**, and delivered to **THE PURCHASER**, the funds will be transferred by the agent to the account indicated by **THE SELLER**. THE PURCHASER has five business days after this agreement is signed to deposit the funds in the IOTA Trust Account to be provided by depositary. The fees for this service will be shared between **THE PURCHASER** and **THE SELLER**.

SEVENTH: Without the express written consent of all the parties hereto, the parties hereto agree to maintain in confidence and not disclose to any other person the existence of this Agreement, or the terms of the proposed transaction, other than disclosures required to obtain the approvals for the transaction contemplated hereby, disclosures to those professionals, advisors and financing sources and their attorneys who have a need to know, or any other disclosure required by applicable law. In the event that a party hereto is at any time requested or required (by oral questions, interrogatories, request for information or documents, subpoena or similar process) to disclose any information supplied to it in connection with this transaction to anyone other than professionals, advisors and financing sources and their attorneys, such party agrees to provide the other parties prompt notice of such request so that an appropriate protective order may be sought and/or such other parties

may waive the first party's compliance with the terms of this paragraph. **THE PURCHASER** acknowledges that **THE SELLER** is a publicly-traded company, and that they will not use, or cause any third party to use, any Confidential Information, or other material non-public information regarding **THE SELLER** in violation of the U.S. securities laws. The parties acknowledge that their existing Confidentiality Agreement shall remain in full force and effect.

EIGHTH: Any action or proceedings related to this agreement or its execution that cannot be solved by the parties' consensus will be subjected to arbitration of law and will be overseen by an arbitration organ composed of a single member. The costs will the paid by the losing party, unless the arbitral resolution establishes something different. Consequently, the parties hereby resign to the jurisdiction of the common tribunals and agree irrevocably to subject their differences, in accordance to what was said above.

NINTH: This agreement shall be governed by and construed in accordance with the laws of Costa Rica, without giving effect to principles of conflicts of laws.

TENTH: The parties record that this agreement is the result of negotiations and mutual concessions made among them, from which they benefit.

ELEVENTH: Any of the parties, assuming the cost, may tend to a Notary Public of their election to notarize or set accurate date to this contract, without the consent of the counterparty.

TWELFTH: This agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

THIRTEENTH: Each signatory below represents and warrants that he/she has the authority to bind his/her respective Party. Each Party represents and warrants to the others that the execution and delivery of this Agreement has been duly approved and authorized by all requisite corporate action required to be taken by such Party. Each Party represents that it has obtained, prior to executing this Agreement, any approval and authorization necessary to be authorized to enter into this Agreement. This Agreement shall be binding on the Parties and the rights and obligations hereunder shall inure to the benefit of their respective heirs, legal representatives, successors and assigns, sureties and insurers.

FOURTEENTH: The Parties mutually release anddischarge each other, as well as any of their respective parent and subsidiary companies, officers, directors, escrow agents, managers, principals, employees, affiliates, agents, attorneys, predecessors, successors, and assigns, for and from any and all claims, counterclaims, demands, causes of action, liabilities, obligations, damages, costs, expenses and any form of relief of whatever kind or nature, known or unknown, suspected or unsuspected, vested or contingent, whether in law or in equity, directly and indirectly, which the Parties have, may have, ever had, may have had, or may claim to have against each other for or upon or by reason of any matter, reason, cause or thing whatsoever, from the beginning of the world to the date of these presents, including, but not limited to, any claims, causes of action, demands, rights of action, liabilities, damages, attorneys' fees and costs, arising out of or in any way related or connected to the participation of Digerati Technologies, Inc as shareholder (quota

holder) of Itellum Comunicaciones, SRL.

In witness thereof, we sign in **three (3)** originals, at the places and in the dates indicated below.

Timothy Mark Foss
Legal Representative
TTEL, LLC
Date:
Place:

Arthur L. Smith
Legal Representative
Digerati Technologies, Inc.
Date: 5-15-24
Place:

Timothy Mark Foss
Quota Holder
Itellum Comunicaciones Costa Rica, S.R.L.
Date:
Place: